SECOND AMENDMENT TO
                                 CREDIT AGREEMENT


                  THIS SECOND AMENDMENT TO CREDIT AGREEMENT, made and entered into as of the _____ day of October, 1998, by and between PM RESOURCES, INC., a Missouri corporation ("PM"), AGRI-NUTRITION GROUP LIMITED, a Delaware corporation ("Agri-Nutrition"), and ST. JON LABORATORIES, INC., a California corporation ("St. JON," and collectively with PM and Agri-Nutrition referred to herein as "Borrowers") and FIRST BANK, a Missouri state banking corporation ("Bank").

                               WITNESSETH:

                  WHEREAS, Borrowers heretofore jointly and severally executed and delivered to Bank a Revolving Credit Note dated May 14, 1998, in the principal amount of up to Nine Million Two Hundred Thousand Dollars ($9,200,000.00), payable to the order of Bank as therein set forth, which Revolving Credit Note was amended and restated by Borrowers in a Revolving Credit Note dated August 6, 1998 in the principal amount of up to Nine Million Seven Hundred Thousand Dollars ($9,700,000.00) made by Borrowers payable to the order of Bank as therein set forth (as amended and restated, the "Note"); and

                  WHEREAS, the Note is described in a certain Credit Agreement dated May 14, 1998 made by and among Borrowers and Bank as previously amended by an Amendment to Credit Agreement dated as of August 6, 1998 made by and among Borrowers and Bank (as amended, the "Loan Agreement"); and

                  WHEREAS, Borrowers and Bank desire to further amend the Loan Agreement and the Note to extend the Five Hundred Thousand Dollars ($500,000.00) temporary increase in the maximum available principal amount thereunder until January 31, 1999 (subject to the Borrowing Base, the scheduled periodic principal reductions set forth in Section 3.1(b) of the Loan Agreement and other terms and conditions of the Loan Agreement) and to make certain other amendments thereto on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and the mutual provisions and agreements hereinafter set forth, the parties hereto do hereby mutually promise and agree as follows:

     1. The Note shall be amended and restated in the form of that certain Revolving Credit Note attached hereto as Exhibit C, to extend the increase in the maximum principal amount thereof to Nine Million Seven Hundred Thousand Dollars ($9,700,000.00) for the period of time up to and including November 29, 1998, reducing automatically on November 30, 1998 to the new maximum amount of Nine Million Five Hundred Fifty Thousand Dollars ($9,550,000.00) pursuant to
Section 3.1(b) of the Loan Agreement for the period up to January 31, 1999, reducing automatically on January 31, 1999 to the new maximum amount of Nine Million Fifty Thousand Dollars ($9,050,000.00) and thereafter reducing as set forth in Section 3.1(b) of the Loan Agreement, and to make certain amendments as set forth therein. All references in the Loan Agreement to the "Note," the "Revolving Credit Note" and other references of similar import shall hereafter be amended and deemed to refer to the Note in the form of the Revolving Credit Note, as amended and restated in the form attached hereto as Exhibit C. Borrowers hereby agree that on or before 5:00 p.m. (St. Louis time) on November 30, 1998, Borrowers shall jointly and severally repay to Bank, without any requirement of demand or notice from Bank, an amount equal to amount by which the outstanding principal balance of the Note exceeds Nine Million Five Hundred Fifty Thousand Dollars ($9,550,000.00), together with all other amounts then due under the terms of the Loan Agreement and the Note and that on or before 5:00 p.m. (St. Louis time) on January 31, 1999, Borrowers shall jointly and severally repay to Bank, without any requirement of demand or notice from Bank, an amount equal to amount by which the outstanding principal balance of the Note exceeds Nine Million Fifty Thousand Dollars ($9,050,000.00), together with all other amounts then due under the terms of the Loan Agreement and the Note.

     2. The fourth paragraph beginning with the word "WHEREAS" on the first page of the Loan Agreement shall be deleted in its entirety and in its place shall be substituted the following:

                           WHEREAS, Borrowers have requested the consolidation of the above described credit facilities under one borrowing base for Agri-Nutrition and its Subsidiaries on a joint and several basis and an extension of such joint and several loan facility from Bank in an aggregate principal amount of up to Nine Million Seven Hundred Thousand Dollars ($9,700,000.00) for a period of time from October 2, 1998 up to and including November 29, 1998, Five Million Dollars ($5,000,000.00) of which shall be subject to a Borrowing Base (as set forth herein) ("Facility A"), and the remaining Four Million Seven Hundred Thousand Dollars ($4,700,000.00) of which shall be a reducing revolving credit line from Bank ("Facility B"), that on November 30, 1998 the maximum principal amount of such loan facility and Facility B shall reduce automatically as set forth in Section 3.1(b) herein, and on January 31, 1999 the maximum principal amount of such loan facility shall be further reduced automatically to an aggregate principal amount of up to Nine Million Fifty Thousand Dollars ($9,050,000.00), reducing thereafter pursuant to Section 3.1(b) herein during the period of time from February 1, 1999 up to and including March 31, 2001 (as of January 31, 1999, Four Million Five Hundred Thousand Dollars ($4,500,000.00) of which shall be subject to the Borrowing Base under Facility A, and the remaining Four Million Five Hundred Fifty Thousand Dollars ($4,550,000.00) of which shall constitute the reducing revolving credit line from Bank under Facility B); and

     3. The definition of "Letter of Credit Application" in Section 2 of the Loan Agreement shall be deleted in its entirety and in its place shall be substituted the following:

                           Letter of Credit Application shall mean an application and agreement for irrevocable standby letter of credit in the form of Exhibit F attached hereto and incorporated herein by reference, or an application and reimbursement agreement for commercial letter of credit in the form of Exhibit G attached to that certain Second Amendment to Loan Agreement made by and among Borrowers and Bank dated as of October ___, 1998 (the "Second Amendment") and incorporated herein by reference, in either case as executed by Borrower, as account party, and delivered to Bank pursuant to Section 3.3(a) as the same may from time to time be amended, modified, extended or renewed.

     4. The last sentence of Section 3.2 of the Loan Agreement shall be deleted in its entirety and in its place shall be substituted the following:

                           Contemporaneously with the execution of that certain Second Amendment to Credit Agreement dated as of October 2, 1998 made by and among Borrowers and Bank (the "Second Amendment"), Borrowers shall execute and deliver to Bank a Note of Borrowers dated as of October 2, 1998 and payable jointly and severally to the order of Bank in the original principal amount of Nine Million Seven Hundred Thousand Dollars ($9,700,000.00) in the form attached as Exhibit C to the Second Amendment and incorporated herein by reference (as the same may from time to time be amended, modified, extended or renewed, the "Note").

     5. Section 3.3(a) of the Loan Agreement shall be deleted in its entirety and in its place shall be substituted the following:

                  3.3      Letters of Credit.

                                    (a)      Subject to the terms and conditions
         of this Agreement, during the Term of this Agreement, and so long as no Default or Event of Default under this Agreement has occurred and is continuing, Bank hereby agrees to issue irrevocable standby letters of credit or commercial letters of credit for the account of any of the Borrowers, or to cause other banks to issue irrevocable standby letters of credit or commercial letters of credit for the account of any of the Borrowers by indemnifying such other banks for Borrowers obligations thereunder (each individually, a "Letter of Credit" and collectively, the "Letters of Credit") in an amount and for the term specifically requested by any of the Borrowers by application in writing to Bank (or such other bank) in the form of Exhibit F attached hereto and incorporated herein by reference in the case of a standby Letter of Credit, or in the form of Exhibit G attached to the Second Amendment and incorporated herein by reference in the case of a commercial Letter of Credit (each a "Letter of Credit Application") at least three (3) Business Days prior to the requested issuance thereof; provided, however, that:

                                    (i)    Borrowers, or any of them, shall have
executed and delivered to Bank a Letter of Credit Application with respect to such Letter of Credit;

                                    (ii) the term of any such  Letter  of Credit
shall not extend beyond the last day of the Term hereof; and

                                    (iii)            the aggregate undrawn face
amount of all outstanding Letters of Credit plus the outstanding principal amount of all Facility A Loans shall not at any one time exceed the lesser of
(a) the Borrowing Base or (b) the Bank's Facility A Commitment; and

                                    (iv)   the text of any such Letter of Credit
is provided to Bank no less than three (3) Business Days prior to the requested issuance date, which text must be acceptable to Bank in its sole and absolute discretion.

     6. Section 3.3(b) of the Loan Agreement shall be deleted in its entirety and in its place shall be substituted the following:

(b) The payment of drafts under each Letter of Credit shall be made in accordance with the terms thereof and, in that connection, Bank (or any other issuing bank thereof) shall be entitled to honor any drafts and accept any documents presented to it by the beneficiary of such Letter of Credit in accordance with the terms of such Letter of Credit and reasonably believed by Bank (or such issuing bank) to be genuine. Bank (or such other issuing bank) shall not have any duty to inquire as to the accuracy or authenticity of any draft or other drawing document that may be presented to it other than the duties contemplated by the applicable Letter of Credit Application. If Bank (or such other issuing bank) shall have received documents that in its judgment constitute all of the documents that are required to be presented before payment or acceptance of a draft under a Letter of Credit, it shall be entitled to pay such draft provided such documents conform on their face to the requirements of such Letter of Credit.

     7. Section 3.3(d)(ii) of the Loan Agreement shall be deleted in its entirety and in its place shall be substituted the following:

(ii) Borrowers shall pay to Bank with respect to each Letter of Credit for the period during which such Letter of Credit is outstanding:

(1) in the case of any standby Letter of Credit, a nonrefundable Letter of Credit commitment fee in an amount per annum equal to the greater of (A) One Hundred Dollars ($100.00) or (B) the applicable Letter of Credit Commitment Fee Rate in effect for the fiscal quarter in which such standby Letter of Credit is issued (calculated on an actual day, 360-day year basis) times the face amount (taking into account any scheduled increases or decreases therein during the fiscal quarter in question) of the standby Letter of Credit then being issued hereunder; or

(2) such up-front fee in the case of each such commercial Letter of Credit as shall be determined by Bank and agreed to by Borrowers prior to the issuance thereof ;

         ("Letter of Credit Commitment Fee"), which Letter of Credit Commitment Fee shall be due and payable in advance on the date of issuance of each such Letter of Credit and on each renewal date of any such Letter of Credit.

     8. Section 7.1(i)(ii) of the Loan Agreement shall be deleted in its entirety and in its place shall be substituted the following:

(ii) Maintain a ratio of Consolidated EBITDA minus Capital Expenditures and minus permitted purchases by Borrowers of any of the outstanding capital stock of Agri-Nutrition during any such period (determined on a consolidated basis for Borrowers and their Consolidated Subsidiaries and in accordance with Generally Accepted Accounting Principles consistently applied, for the twelve month period ending on the date of any such calculation), to Consolidated Interest Expense plus Consolidated Tax Expense of at least (A) 1.10 to 1.0 at all times up to and including October 31, 1998, (B) 1.25 to 1.0 at all times from November 1, 1998 up to and including November 30, 1998, (C) 1.50 to 1.0 at all times from December 1, 1998 up to and including October 31, 1999, and (D) 1.70 to 1.0 at all times thereafter during the Term hereof;

     9. Section 7.1(i)(iii) of the Loan Agreement shall be deleted in its entirety and in its place shall be substituted the following:

(iii)Maintain a ratio of Indebtedness (determined on a consolidated basis for Borrowers and their Consolidated Subsidiaries and in accordance with Generally Accepted Accounting Principles consistently applied, but excluding Subordinated Debt) to Consolidated EBITDA of not more than (A)
     10.00 to 1.0 at all times up to and including September 30, 1998, (B) 11.00 to 1.0 at all times from October 1, 1998 up to and including October 31, 1998, (C) 9.00 to 1.0 at all times from November 1, 1998 up to and including November 30, 1998, (D) 7.25 to 1.0 at all times from December 1, 1998 up to and including December 31, 1998, (E) 6.50 to 1.0 at all times from January 1, 1999 up to and including February 28, 1999, (F) 7.00 to 1.0 at all times from March 1, 1999 up to and including July 31, 1999, (G) 6.00 to 1.0 at all times from August 1, 1999 up to and including October 31, 1999, (H) 5.75 to 1.0 at all times from November 1, 1999 up to and including February 28, 2000, (I) 6.75 to 1.0 at all times from March 1, 2000 up to and including July 31, 2000, and (J) 5.75 to 1.0 at all times thereafter during the Term hereof;

     10. Section 7.1(i)(iv) of the Loan Agreement shall be deleted in its entirety and in its place shall be substituted the following:

(iv) Maintain a minimum net income or maximum net loss as the case may be (in either case including extraordinary losses but excluding extraordinary gains except to the extent extraordinary gains may be netted against extraordinary losses in a period, and determined on a consolidated basis for Borrowers and their Consolidated Subsidiaries in accordance with Generally Accepted Accounting Principles consistently applied, for the twelve-month period ending on the date of each such calculation) of: (A) a net loss of not more than Five Hundred Thousand Dollars ($500,000.00) on September 30, 1998, (B) a net loss of not more than Five Hundred Twenty Thousand Dollars ($520,000.00) on October 31, 1998, (C) a net loss of not more than Three Hundred Fifty Thousand Dollars ($350,000.00) on November 30, 1998, (D) a net loss of not more than Two Hundred Thousand Dollars ($200,000.00) on December 31, 1998, (E) a net loss of not more than One Hundred Fifty Thousand Dollars ($150,000.00) at each month-end from January 31, 1999 up to and including March 31, 1999, and (F) a net income of at least One Hundred Thousand Dollars ($100,000.00) at each month-end thereafter, commencing with the month ending April 30, 1999.

     11. Section 7.2(g) of the Loan Agreement shall be deleted in its entirety and in its place shall be substituted the following:

(g) Stock Redemptions and Distributions. None of the Borrowers will make or declare or incur any liability to make any Distribution in respect of the capital stock of Agri-Nutrition without the prior written consent of Bank, provided that if (i) Borrowers are in compliance with each of the financial covenants set forth in Section 7.1(i) herein as of January 31, 1999, (ii) no Default or Event of Default otherwise then exists hereunder, and (iii) Borrowers project that they shall remain in compliance with each of the financial covenants contained in Section 7.1(i) herein after any such contemplated Distribution, then Agri-Nutrition may repurchase up to 500,000 shares (less the number of shares repurchased between December 12, 1995 and October 5, 1998) of its capital stock on the open market pursuant to that certain share repurchase program outlined to Bank in a letter from Agri-Nutrition to Bank dated December 12, 1995.

     12. The Borrowing Base Certificate shall be amended and restated in the form of that certain Borrowing Base Certificate attached hereto as Exhibit A to incorporate the above changes. All references in the Loan Agreement to the "Borrowing Base Certificate" and other references of similar import shall hereafter be amended and deemed to refer to the Borrowing Base certificate in the form attached hereto as Exhibit A. --------- ---------

     13. In consideration of Bank's agreement to extend the Five Hundred Thousand Dollars ($500,000.00) temporary increase in the maximum available principal amount of the revolving credit facility as set forth herein and to amend the covenants as set forth herein, Borrowers agree to jointly and severally pay to Bank an amendment fee in the amount of $2,500.00, which fee shall be due and payable and fully earned on the date hereof.

     14. The agreements of Bank contained herein are expressly conditioned upon deliver by Borrowers of the following:

(a)  the executed original of this Second Amendment to Credit Agreement;

(b)  the executed original of the amended and restated Note;

(c) a copy of resolutions of the Board of Directors of each of the Borrowers, duly adopted, which authorize the execution, delivery and performance of this Second Amendment to Credit Agreement and the amended and restated Note and the other Transaction Documents, certified by the Secretary of each such Borrower;

(d) the Consent of Agri-Nutrition and St. JON in the form attached hereto, acknowledging the amendments contained herein and the continuing effectiveness of the Pledge Agreements, duly executed respectively by Agri-Nutrition and St. JON;

(e)  such other documents as Bank may reasonably request; and

(f) payment by Borrowers of the amendment fee required under paragraph 14 above.

     15. Borrowers hereby represent and warrant to Bank that:

(a) The execution, delivery and performance by Borrowers of this Second Amendment to Credit Agreement and the amended and restated Revolving Credit Note are within the corporate powers of Borrowers, have been duly authorized by all necessary corporate action and require no action by or in respect of, or filing with, any governmental or regulatory body, agency or official. The execution, delivery and performance by Borrowers of this Second Amendment to Credit Agreement and the amended and restated Revolving Credit Note do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, and none of the Borrowers is now in default under or in violation of, the terms of the Articles of Incorporation or Bylaws of such Borrower, any applicable law, any rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory agency or instrumentality, or any agreement or instrument to which any of the Borrowers is a party or by which any of them is bound or to which any of them is subject;

(b) This Second Amendment to Credit Agreement and the amended and restated Revolving Credit Note have been duly executed and delivered and constitute the legal, valid and binding obligations of Borrowers enforceable in accordance with their terms; and

(c) As of the date hereof, all of the covenants, representations and warranties of Borrowers set forth in the Loan Agreement are true and correct and no "Event of Default" (as defined therein) under or within the meaning of the Loan Agreement has occurred and is continuing.

     16. All references in the Loan Agreement to "this Loan Agreement" and any other references of similar import shall henceforth mean the Loan Agreement as amended by this Second Amendment to Credit Agreement.

     17. This Second Amendment to Credit Agreement and the amended and restated Revolving Credit Note shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that Borrowers may not assign, transfer or delegate any of their rights or obligations hereunder.

     18. This Second Amendment to Credit Agreement shall be governed by and construed in accordance with the internal laws of the State of Missouri.

     19. In the event of any inconsistency or conflict between this Second Amendment to Credit Agreement and the Loan Agreement, the terms, provisions and conditions of this Second Amendment to Credit Agreement shall govern and control.

     20. The Loan Agreement, as hereby amended and modified, and the amended and restated Revolving Credit Note, as hereby amended and restated, are and shall remain the binding obligations of Borrowers and all of the provisions, terms, stipulations, conditions, covenants and powers contained therein shall stand and remain in full force and effect, except only as the same are herein and hereby specifically varied or amended, and the same are hereby ratified and confirmed. If any installment of principal or interest on the amended and restated Revolving Credit Note shall not be paid when due as provided in the amended and restated Revolving Credit Note, the holder of the amended and restated Revolving Credit Note shall be entitled to and may exercise all rights and remedies under the amended and restated Revolving Credit Note and the Loan Agreement, as amended.

     21. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE. TO PROTECT BORROWERS AND BANK FROM ANY MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS REACHED BY BORROWERS AND BANK COVERING SUCH MATTERS ARE CONTAINED IN THE LOAN AGREEMENT, AS AMENDED BY THIS AGREEMENT, WHICH CONSTITUTES A COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENTS BETWEEN BORROWERS AND BANK EXCEPT AS BORROWERS AND BANK MAY LATER AGREE IN WRITING TO MODIFY. THE LOAN AGREEMENT, AS AMENDED BY THIS AGREEMENT, EMBODIES THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES HERETO AND SUPERSEDES ALL PRIOR AGREEMENTS AND UNDERSTANDINGS (ORAL OR WRITTEN) RELATING TO THE SUBJECT MATTER HEREOF.

     IN WITNESS WHEREOF, the parties hereto have executed this instrument as of the date first written above on this _____ day of October, 1998.

                                PM RESOURCES, INC.



                                By:
                                     Robert J. Elfanbaum,
                                     Vice President and Treasurer

                                AGRI-NUTRITION GROUP LIMITED



                                By:
                                     Robert J. Elfanbaum, Secretary

                                ST. JON LABORATORIES, INC.



                                By:
                                     Robert J. Elfanbaum, Vice President,
                                     Secretary and Treasurer

                                FIRST BANK



                                By:
                                     Ted H. Kraizer, Vice President

                          CONSENT TO SECOND AMENDMENT TO
                                CREDIT AGREEMENT

                  The undersigned hereby consent to the terms of the foregoing Second Amendment to Credit Agreement and the amended and restated Revolving Credit Note and other amendments being executed in connection therewith as referenced therein (collectively, the "Amendments"), and the undersigned acknowledge that the execution and delivery by PM Resources, Inc., Agri-Nutrition Group Limited and St. JON Laboratories, Inc. of said Amendments will not affect or impair the undersigned's respective obligations to and agreements with Bank under (i) that certain Agreement of Pledge (Third Party) dated May 14, 1998 made by Agri-Nutrition Group Limited in favor of Bank (the "Agri-Nutrition Pledge Agreement"), or (ii) that certain Agreement of Pledge (Third Party) dated May 14, 1998 made by St. JON Laboratories, Inc. in favor of Bank (the "St. JON Pledge Agreement"), which obligations and agreements are hereby ratified and confirmed. The undersigned further acknowledge and agree that all references in the Agri-Nutrition Pledge Agreement and in the St. JON Pledge Agreement to the "Credit Agreement" and other references of similar import shall henceforth mean the foregoing Credit Agreement, as amended on the date hereof and as the same may from time to time be further amended; all references in the Agri-Nutrition Pledge Agreement and the St. JON Pledge Agreement to the "Note," the "Revolving Credit Note" and other references of similar import shall henceforth mean the Revolving Credit Note, as amended and restated, and as the same may from time to time be further amended; and all references in the Agri-Nutrition Pledge Agreement and the St. JON Pledge Agreement to any of the other transaction documents shall henceforth mean such documents as the same may have been amended by the other Amendments and as the same may from time to time be further amended.

Dated:  as of October ___, 1998.

                                   AGRI-NUTRITION GROUP LIMITED


                                   By:
                                          Robert J. Elfanbaum, Vice President
                                          and Chief Financial Officer

                                   ST. JON LABORATORIES, INC.


                                   By:
                                          Robert J. Elfanbaum, Vice President,
                                          Secretary and Treasurer

                                EXHIBIT A

                        BORROWING BASE CERTIFICATE


                  This  Borrowing  Base  Certificate  is  delivered  pursuant to
Section 3.1(d) of that certain Credit Agreement dated May 14, 1998, by and between Agri-Nutrition Group Limited, PM Resources, Inc., St. JON Laboratories, Inc. and First Bank (as amended, the "Loan Agreement"). All capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Loan Agreement.

                  Borrowers hereby represent and warrant to Bank that the following information is true and correct as of _________________, 19__:

         1.       75% of face amount of Eligible Accounts of PM Resources


         2.       75% of face amount of Eligible Accounts of Agri-Nutrition


         3.       75% of the face amount of Eligible Accounts of St. JON


         4. 45% of Eligible Inventory of PM Resources, valued at the lower of cost or market


         5. 45% of Eligible Inventory of Agri-Nutrition, valued at the lower of cost or market


         6. 45% of Eligible Inventory of St. JON, valued at the lower of cost or market

         7. Total Borrowing Base (sum of 1 through 6 above not to exceed $5,000,000.00 up to and including January 31, 1999 or $4,500,000.00 thereafter)



                  Borrowers hereby further represent and warrant to Bank that the following information is true and correct as of ______________________, 19___:

         8.       Aggregate principal amount of outstanding Facility A Loans


         9.       Aggregate face amount of outstanding Letters of Credit


         10.      Total Outstanding (Item 8 plus Item 9)


         11. Borrowing Base Excess (Deficit) (Item 7 minus Item 10) (Negative amount represents mandatory repayment)

                  If Item 11 above is negative, this Borrowing Base Certificate is accompanied by the mandatory repayment required by Section 3.1(e) of the Loan Agreement.

         12.      Maximum Available principal amount of Facility B Loans


         13.      Aggregate principal amount of outstanding Facility B Loans


                  This Borrowing Base Certificate is dated the _____ day of __________________, 19__.

                                         AGRI-NUTRITION GROUP LIMITED


                                         By:
                                         Title:

                                         PM RESOURCES, INC.



                                         By:
                                         Title:


                                         ST. JON LABORATORIES, INC.



                                         By:
                                         Title:

                               EXHIBIT C

                        Revolving Credit Note


$9,700,000.00                                            St. Louis, Missouri
                                                           October 2, 1998


                  FOR VALUE RECEIVED, on March 31, 2001 (or such subsequent anniversary thereof as determined pursuant to Section 3.10 of the Loan Agreement (hereinafter identified)), the undersigned, AGRI-NUTRITION GROUP LIMITED, a Delaware corporation, PM RESOURCES, INC., a Missouri corporation, and ST. JON LABORATORIES, INC., a California corporation (collectively, the "Borrowers"), hereby jointly and severally promise to pay to the order of FIRST BANK, a Missouri state banking corporation ("Bank"), the principal sum of Nine Million Seven Hundred Thousand Dollars ($9,700,000.00), or such lesser sum as may then be outstanding hereunder. The aggregate principal amount which Bank shall be committed to have outstanding under Facility A hereunder at any one time shall not exceed the lesser of (i) for the period from the date hereof to and including January 31, 1999 the amount of Five Million Dollars ($5,000,000.00), or from and after January 31, 1999 an amount of Four Million Five Hundred Thousand Dollars ($4,500,000.00), or (ii) the "Borrowing Base" (as defined in the Loan Agreement (as hereinafter defined)), which amount may be borrowed, paid, reborrowed and repaid, in whole or in part, subject to the terms and conditions hereof and of the Loan Agreement hereinafter identified. The aggregate principal amount which Bank shall be committed to have outstanding under Facility B hereunder at any one time shall not exceed Four Million Seven Hundred Thousand Dollars ($4,700,000.00) as reduced from time to time pursuant to Section 3.1(b) of the Loan Agreement hereinafter identified, which amount may be borrowed, paid, reborrowed and repaid, in whole or in part, subject to the terms and conditions hereof and of the Loan Agreement hereinafter identified.

                  Borrowers further jointly and severally promise to pay to the order of Bank interest on the principal amount from time to time outstanding hereunder prior to maturity from the date disbursed until paid at the rate or rates per annum required by the Loan Agreement or otherwise selected by any of the Borrowers as set forth in the Loan Agreement. All accrued and unpaid interest with respect to each principal disbursement made hereunder shall be payable (a) monthly on the fifteenth (15th) day of the month following the month in which such interest accrued, commencing with the fifteenth (15th) day of the month following the month in which any such disbursement was made, and on the fifteenth (15th) day of each month thereafter, (b) if such disbursement is a Treasury Rate Loan, such accrued interest shall also be payable on the last day of the Interest Period with respect thereto, and (c) at the maturity of this Note, whether by reason of acceleration or otherwise. After the maturity of this Note, whether by reason of acceleration or otherwise, interest shall accrue and be payable on demand on the entire outstanding principal balance hereunder until paid at a rate per annum equal to Three and One-Half Percent (3.50%) over and above the Prime Rate, fluctuating as and when said Prime Rate shall change. All payments hereunder (other than prepayments) shall be applied first to the payment of all accrued and unpaid interest, with the balance, if any, to be applied to the payment of principal.

All prepayments hereunder shall be applied solely to the payment of principal.

                  All payments of principal and interest hereunder shall be made in lawful currency of the United States in Federal or other immediately available funds at the office of Bank situated at 1281 Graham Road, Florissant, Missouri 63031, or at such other place as the holder hereof shall designate in writing. Interest shall be computed on an actual day, 360-day year basis.

                  Bank may record the date and amount of all loans and all payments of principal and interest hereunder in the records it maintains with respect thereto. Bank's books and records showing the account between Bank and Borrowers shall be admissible in evidence in any action or proceeding and shall constitute prima facie proof of the items therein set forth.

                  This Note is the Note referred to in that certain Credit Agreement dated as of May 14, 1998 made by and between Borrowers and Bank (as the same may from time to time be amended, the "Loan Agreement"), to which Loan Agreement reference is hereby made for a statement of the terms and conditions upon which the maturity of this Note may be accelerated, and for other terms and conditions, including prepayment, which may affect this Note. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Loan Agreement.

                  This Note is secured by that certain Security Agreement dated as of May 14, 1998 executed by Agri-Nutrition Group Limited in favor of Bank, by that certain Security Agreement dated as of May 14, 1998 and executed by PM Resources, Inc. in favor of Bank and by that certain Security Agreement dated as of May 14, 1998 executed by St. JON Laboratories, Inc. in favor of Bank (as the same may from time to time be amended, the "Security Agreements"), to which Security Agreements reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

                  This Note is also secured by that certain Deed of Trust and Security Agreement dated September 9, 1993 and executed by PM Resources, Inc. in favor of Katherine D. Knocke, as trustee for Bank (as the same may from time to time be amended, the "Deed of Trust"), to which Deed of Trust reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

                  This Note is also secured by that certain Agreement of Pledge dated as of May 14, 1998 and executed by Agri-Nutrition Group Limited in favor of Bank and by that certain Agreement of Pledge dated as of May 14, 1998 and executed by St. JON Laboratories, Inc. in favor of Bank (collectively, as the same may from time to time be amended, the "Pledge Agreements"), to which Pledge Agreements reference is hereby made for a description of the additional security and a statement of the terms and conditions upon which this Note is further secured.

                  If any of the Borrowers shall fail to make any payment of any principal of or interest on this Note as and when the same shall become due and payable, or if an "Event of Default" (as defined therein) shall occur under or within the meaning of the Loan Agreement, any of the Security Agreements, the Deed of Trust or either of the Pledge Agreements, Bank may, at its option, terminate its obligation to make any additional loans under this Note and Bank may further declare the entire outstanding principal balance of this Note and all accrued and unpaid interest thereon to be immediately due and payable.

                  In the event that any payment of any principal of or interest on this Note shall not be paid when due, whether by reason of acceleration or otherwise, and this Note shall be placed in the hands of an attorney or attorneys for collection or for foreclosure of any of the Security Agreements, the Deed of Trust or either of the Pledge Agreements securing payment hereof or for representation of Bank in connection with bankruptcy or insolvency proceedings relating hereto, Borrowers jointly and severally promise to pay, in addition to all other amounts otherwise due hereon, the reasonable costs and expenses of such collection, foreclosure and representation, including, without limitation, reasonable attorneys' fees and expenses (whether or not litigation shall be commenced in aid thereof). All parties hereto severally waive presentment for payment, demand, protest, notice of protest and notice of dishonor.

                  This Note shall be governed by and construed in accordance with the internal laws of the State of Missouri.

                                     AGRI-NUTRITION GROUP LIMITED


                                     By:
                                            Robert J. Elfanbaum,
                                            Vice President and Chief Financial
                                            Officer

                                     PM RESOURCES, INC.


                                     By:
                                            Robert J. Elfanbaum,
                                            Vice President and Treasurer

                                     ST. JON LABORATORIES, INC.


                                     By:
                                            Robert J. Elfanbaum, Vice President


                                        - 4 -